401(k) PLAN	12 Months Ended
Dec. 31, 2013
Compensation And Retirement Disclosure [Abstract]
401(k) PLAN

(10) 401(k) PLAN

In 1996, the Company adopted the Salix Pharmaceuticals, Inc. 401(k) Retirement Plan. Eligible participants may elect to defer a percentage of their compensation. From inception through June 2006, the Company matched up to 50% of participant deferrals up to 6% of the participant’s compensation. Effective July 2006, the Company matches up to 75% of participant deferrals up to 6% of the participant’s compensation. The Company’s total matching contributions for all participants were approximately $2.4 million, $2.1 million and $1.7 million in 2013, 2012 and 2011, respectively. Additional discretionary employer contributions may be made on an annual basis.